Exhibit 99.1

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Date:	June 22, 2023
To:	All Newmont Employees and Contractors
From:	Dean Gehring, Chief Integration Officer
Subject:	Establishment of Integration Management Office

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[English]

As we work towards our potential acquisition of Newcrest, I want to share an update on the integration planning. To recap, Newmont has entered into a definitive agreement to acquire Newcrest. Once complete, the combined company will have an industry-leading portfolio of world-class assets and will continue to lead the industry in safe, profitable and responsible gold and copper mining.

Integration is focused on the activities required to safely set up the organization for ongoing success. We are progressing planning in two phases – the key activities to ensure we are ready for “Day 1” of the integrated company, and the priority work for the first three months after the transaction is completed.

Building a strong culture that is based on Newmont’s values will also be a key focus during integration. In line with our values, we are taking a people-centric approach to ensure the workforce of both companies have clarity and support to work safely.

We have established a small cross-functional team to coordinate integration activities and will engage an external partner to support the work. We have also reviewed the approach we took for the Goldcorp integration four years ago, and are applying the learnings to ensure a safe and smooth transition.

I am pleased to share the high-level structure and team members for the integration work.

The Integration Management Office (IMO) will define the program roadmap and oversee related key activities and deliverables. Four  workstreams that are critical to a safe integration process have been identified:

●	People: Facilitate assessment, placement and retention of talent.
●	Culture and Change Management: Oversee and coordinate change management activities across both companies.
●	Location Strategy: Identify and determine the optimal locations for hubs to support operations and projects.
●	Synergies: Reconcile, track and deliver the synergy commitments.

The Transformation Office, which coordinates the Organization Design and Commercial work focused on our $50 all-in sustaining cost challenge, will also work closely with the IMO.

We have selected workstream leads, who will transition to the Integration Team in late June and be dedicated to this work for the coming months. Please join me in congratulating the leads and provide your support.

The cross-functional workstreams will also be complemented with teams focused on individual disciplines, such as Finance, Information Technology and Legal. In the coming weeks, I will share more details on the functional workstreams and team members.

As a reminder, the agreement with Newcrest is subject to Newmont stockholder and Newcrest shareholder and regulatory approvals, and until that time, we must continue to operate as two separate companies. Please do not reach out directly to any Newcrest employees without first discussing and seeking approval of the IMO.

Successfully integrating the two companies while minimizing disruption and ensuring we support and care for people through this transition is our key focus over the coming months.

Please stay safe and healthy

Dean

Additional Information about the Transaction and Where to Find It: This communication is not an offer to purchase or exchange, nor a solicitation of an offer to sell securities of Newmont Corporation (“Newmont”) or Newcrest Mining Limited (“Newcrest”) nor the solicitation of any vote or approval in any jurisdiction nor shall there be any such issuance or transfer of securities of Newmont or Newcrest in any jurisdiction in contravention of applicable law. This communication is being made in respect of the transaction involving Newmont and Newcrest pursuant to the terms of a scheme implementation deed dated May 15, 2023 (the “Scheme Implementation Deed”) by and among Newmont, Newmont Overseas Holdings Pty Ltd, an Australian proprietary company limited by shares, an indirect wholly owned subsidiary of Newmont, and Newcrest and may be deemed to be soliciting material relating to the transaction. In furtherance of the pending transaction and subject to future developments, Newmont will file one or more proxy statements or other documents with the Securities and Exchange Commission (“SEC”). This communication is not a substitute for any proxy statement, the Scheme Booklet or other document Newmont or Newcrest may file with the SEC and Australian regulators in connection with the pending transaction. INVESTORS AND SECURITY HOLDERS OF NEWMONT AND NEWCREST ARE URGED TO READ THE PROXY STATEMENT(S), SCHEME BOOKLET AND OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY IN THEIR ENTIRETY IF AND WHEN THEY BECOME AVAILABLE BEFORE MAKING ANY VOTING OR INVESTMENT DECISION WITH RESPECT TO THE TRANSACTION AS THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PENDING TRANSACTION AND THE PARTIES TO THE TRANSACTION. The definitive proxy statement will be mailed to Newmont stockholders. Investors and security holders may obtain a free copy of the proxy statements, the filings with the SEC that will be incorporated by reference into the proxy statement, the Scheme Booklet and other documents containing important information about the transaction and the parties to the transaction, filed by Newmont with the SEC at the SEC’s website at www.sec.gov. The disclosure documents and other documents that are filed with the SEC by Newmont may also be obtained on https://www.newmont.com/investors/reports-and-filings/default.aspx or by contacting Newmont’s Investor Relations department at Daniel.Horton@newmont.com or by calling 303-837-5484.

Participants in the Transaction Solicitation: Newmont, Newcrest and certain of their respective directors and executive officers and other employees may be deemed to be participants in any solicitation of proxies from Newmont shareholders in respect of the pending transaction between Newmont and Newcrest. Information regarding Newmont’s directors and executive officers is available in its Annual Report on Form 10-K for the year ended December 31, 2022 filed with the SEC on February 23, 2023 and its proxy statement for its 2023 Annual Meeting of Stockholders, which was filed with the SEC on March 10, 2023. Information about Newcrest’s directors and executive officers is set forth in Newcrest’s latest annual report dated August 19, 2022 as updated from time to time via announcements made by Newcrest on the Australian Securities Exchange (“ASX”). Additional information regarding the interests of these participants in such proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in any proxy statement and other relevant materials to be filed with the SEC in connection with the pending transaction if and when they become available.

Cautionary Statement Regarding Forward-Looking Statements: This communication contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which are intended to be covered by the safe harbor created by such sections and other applicable laws and “forward-looking information” within the meaning of applicable Australian securities laws. Where a forward-looking statement expresses or implies an expectation or belief as to future events or results, such expectation or belief is expressed in good faith and believed to have a reasonable basis. However, such statements are subject to risks, uncertainties and other factors, which could cause actual results to differ materially from future results expressed, projected or implied by the forward-looking statements. Forward-looking statements often address our expected future business and financial performance and financial condition; and often contain words such as “anticipate,” “intend,” “plan,” “will,” “would,” “estimate,” “expect,” “believe,” “target,” “indicative,” “pending,” “preliminary,” “proposed” or “potential.” Forward-looking statements may include, without limitation, statements relating to (i) the pending transaction to acquire the share capital of Newcrest, the expected terms, timing and closing of the pending transaction, including receipt of required approvals and satisfaction of other customary closing conditions; (ii) estimates of future production, including expected annual production; (iii) estimates of future costs applicable to sales and all-in sustaining costs; (iv) estimates of future capital expenditures; (v) estimates of future cost reductions, synergies, including pre-tax synergies, savings and efficiencies, and future cash flow enhancements through portfolio optimization; (vi) expectations regarding future exploration and the development, growth and potential of Newmont’s and Newcrest’s operations, project pipeline and investments; (vii) expectations regarding future optimization; (viii) expectations of future dividends and returns to shareholders; (ix) expectations of future balance sheet strength and credit ratings; (x) expectations of future equity and enterprise value; (xi) expected listing of common stock on the New York Stock Exchange, the Toronto Stock Exchange and the ASX; (xii) expectations of future plans and benefits; and (xiii) expectations from the integration of Newcrest, including the combined company’s production capacity, asset quality and geographic spread. Estimates or expectations of future events or results are based upon certain assumptions, which may prove to be incorrect. Such assumptions, include, but are not limited to: (i) there being no significant change to current geotechnical, metallurgical, hydrological and other physical conditions; (ii) permitting, development, operations and expansion of Newmont’s and Newcrest’s operations and projects being consistent with current expectations and mine plans, including without limitation receipt of export approvals; (iii) political developments in any jurisdiction in which Newmont and Newcrest operate being consistent with its current expectations; (iv) certain exchange rate assumptions for the Australian dollar to the U.S. dollar, as well as other the exchange rates being approximately consistent with current levels; (v) certain price assumptions for gold, copper, silver, lead and oil; (vi) prices for key supplies being approximately consistent with current levels; (vii) the accuracy of current mineral reserve, mineral resource and mineralized material estimates; and (viii) other planning assumptions. Risks relating to forward looking statements in regard to Newmont’s business and future performance may include, but are not limited to, gold and other metals price volatility, currency fluctuations, operational risks, increased production costs and variances in ore grade or recovery rates from those assumed in mining plans, political risk, community relations, conflict resolution, governmental regulation and judicial outcomes and other risks. In addition, material risks that could cause actual results to differ from forward-looking statements include: the inherent uncertainty associated with financial or other projections; the prompt and effective integration of Newmont’s and Newcrest’s businesses and the ability to achieve the anticipated synergies and value-creation contemplated by the pending transaction; the risk associated with Newmont’s and Newcrest’s ability to obtain the approval of the pending transaction by their shareholders required to consummate the pending transaction and the timing of the closing of the pending transaction, including the risk that the conditions to the pending transaction are not satisfied on a timely basis or at all and the failure of the pending transaction to close for any other reason; the risk that a consent or authorization that may be required for the pending transaction is not obtained or is obtained subject to conditions that are not anticipated; the outcome of any legal proceedings that may be instituted against the parties and others related to the Scheme Implementation Deed; unanticipated difficulties or expenditures relating to the pending transaction, the response of business partners and retention as a result of the announcement and pendency of the transaction; risks relating to the value of the Scheme Consideration to be issued in connection with the pending transaction; the anticipated size of the markets and continued demand for Newmont’s and Newcrest’s resources and the impact of competitive responses to the announcement of the transaction; and the diversion of management time on pending transaction-related issues. For a more detailed discussion of such risks and other factors, see Newmont’s Annual Report on Form 10-K for the year ended December 31, 2022, filed with the SEC as well as Newmont’s other SEC filings, available on the SEC website or http://www.newmont.com. Newcrest’s most recent annual report for the fiscal year ended June 30, 2022 as well as Newcrest’s other filings made with Australian securities regulatory authorities are available on ASX (www.asx.com.au) or www.newcrest.com. Newmont is not affirming or adopting any statements or reports attributed to Newcrest (including prior mineral reserve and resource declaration) in this communication or made by Newcrest outside of this communication. Newcrest is not affirming or adopting any statements or reports attributed to Newmont (including prior mineral reserve and resource declaration) in this communication or made by Newmont outside of this communication. Newmont and Newcrest do not undertake any obligation to release publicly revisions to any “forward-looking statement,” including, without limitation, outlook, to reflect events or circumstances after the date of this communication, or to reflect the occurrence of unanticipated events, except as may be required under applicable securities laws. Investors should not assume that any lack of update to a previously issued “forward-looking statement” constitutes a reaffirmation of that statement. Continued reliance on “forward-looking statements” is at investors’ own risk.

[Spanish]

Establecimiento de la Oficina de Gestión de Integración

A medida que trabajamos hacia nuestra potencial adquisición de Newcrest, quiero compartir una actualización sobre la planificación de la integración. Para recapitular, Newmont ha celebrado un acuerdo definitivo para adquirir Newcrest. Una vez finalizada la adquisición, la empresa combinada tendrá una cartera líder en la industria de activos de primer nivel, y continuará liderando la industria en minería segura, rentable y responsable de oro y cobre.

La integración se centra en las actividades necesarias a fin de preparar de manera segura la organización para un éxito continuo. Estamos progresando en la planificación en dos fases: Las actividades clave para garantizar que estamos listos para el “Día 1” de la empresa integrada y el trabajo prioritario para los primeros tres meses después de que se complete la transacción.

Construir una cultura sólida basada en los valores de Newmont también será un enfoque clave durante la integración. De acuerdo con nuestros valores, estamos adoptando un enfoque centrado en las personas para garantizar que la fuerza de trabajo de ambas empresas tenga la claridad y el apoyo para trabajar de forma segura.

Hemos establecido un pequeño equipo interfuncional para coordinar las actividades de integración y contaremos con un socio externo para apoyar el trabajo. También revisamos el enfoque que tomamos en la integración de Goldcorp hace cuatro años y estamos aplicando lo aprendido para garantizar una transición segura y fluida.

Me complace compartir la estructura de alto nivel y los miembros del equipo para el trabajo de integración.

La Oficina de Gestión de Integración (IMO, del inglés Integration Management Office) definirá la hoja de ruta del programa y supervisará las actividades clave y los resultados. Se han identificado cuatro flujos de trabajo que son esenciales para un proceso de integración seguro:

●	Personas: facilitar la evaluación, la colocación y la retención de talento.
●	Cultura y gestión de cambios: supervisar y coordinar las actividades de gestión de cambios en ambas empresas.
●	Estrategia de ubicación: identificar y determinar las ubicaciones óptimas de centros para respaldar las operaciones y los proyectos.
●	Sinergias: conciliar los compromisos de sinergia, hacerles un seguimiento y cumplirlos.

La Oficina de Transformación, que coordina el trabajo comercial y de diseño organizacional enfocado en nuestro desafío de costos de mantenimiento totales de $50, también trabajará estrechamente con la IMO.

Hemos seleccionado líderes de flujo de trabajo, que pasarán al equipo de Integración a finales de junio y se dedicarán a este trabajo para los próximos meses. Felicitemos a los líderes y brindémosles el apoyo necesario.

Los flujos de trabajo interfuncionales también se complementarán con equipos centrados en disciplinas individuales, como Finanzas, Tecnologías de la Información y Asuntos Legales. En las próximas semanas, compartiré más detalles sobre los flujos de trabajo funcionales y los miembros del equipo.

Como recordatorio, el acuerdo con Newcrest está sujeto a las aprobaciones regulatorias y de accionistas de Newmont y Newcrest y, hasta ese momento, debemos seguir operando como dos empresas separadas. No se comunique directamente con ningún empleado de Newcrest sin antes consultarlo con la IMO y buscar su aprobación.

Nuestro enfoque clave en los próximos meses es integrar con éxito a las dos empresas y, al mismo tiempo, minimizar las interrupciones y garantizar que apoyamos y cuidamos a las personas durante la transición.

Manténgase sano y salvo,

Dean

Información adicional sobre la transacción y dónde encontrarla

Esta comunicación no es una oferta para comprar valores de Newmont o Newcrest ni para intercambiarlos. Tampoco es una solicitud de oferta de venta de dichos valores ni la solicitud de ningún voto ni ninguna aprobación en ninguna jurisdicción, y no podrá haber ninguna emisión ni transferencia de valores de Newmont o Newcrest en ninguna jurisdicción en contra de la ley aplicable. Esta comunicación se realiza respecto de la transacción en la que participan Newmont y Newcrest según los términos de una escritura de implementación de proyecto con fecha del 15 de mayo del 2023 (la “Escritura de implementación de proyecto”) suscrita, por una parte, por Newmont, Newmont Overseas Holdings Pty Ltd, una empresa privada australiana limitada por acciones y subsidiaria indirecta en propiedad absoluta de Newmont, y por la otra, por Newcrest. Esta comunicación se puede considerar material de solicitud referente a la transacción. En fomento de la transacción pendiente y sujeto a eventos futuros, Newmont presentará una o más delegaciones de poder e instrucciones de voto, u otros documentos ante la Comisión de Bolsa y Valores de EE. UU. (SEC, del inglés Securities and Exchange Commission). Esta comunicación no reemplaza ninguna delegación de poder e instrucción de voto, folleto del proyecto ni otros documentos que Newmont o Newcrest puedan presentar ante la SEC y los reguladores australianos en relación con la transacción pendiente. ANTES DE TOMAR CUALQUIER DECISIÓN DE VOTO O INVERSIÓN RESPECTO DE LA TRANSACCIÓN, SE INSTA A LOS INVERSIONISTAS Y TITULARES DE VALORES DE NEWMONT Y NEWCREST A LEER COMPLETA Y DETENIDAMENTE LAS DELEGACIONES DE PODER E INSTRUCCIONES DE VOTO, EL FOLLETO DEL PROYECTO Y OTROS DOCUMENTOS PRESENTADOS ANTE LA SEC SI ESTÁN DISPONIBLES Y APENAS LO ESTÉN, YA QUE DICHOS DOCUMENTOS CONTENDRÁN INFORMACIÓN IMPORTANTE ACERCA DE LA TRANSACCIÓN PENDIENTE Y LAS PARTES DE ESTA. La delegación de poder y las instrucciones de voto definitivas se enviarán por correo a los accionistas de Newmont. Los inversionistas y titulares de valores pueden obtener una copia gratuita de las delegaciones de poder e instrucciones de voto, las presentaciones ante la SEC que se incorporarán mediante referencia a la delegación de poder e instrucciones de voto, el folleto del proyecto, y otros documentos que contengan información importante sobre la transacción y las partes de la transacción presentados por Newmont ante la SEC en el sitio web de la SEC, en www.sec.gov. Los documentos de divulgación y otros documentos presentados por Newmont ante la SEC también se pueden obtener en http://www.newmont.com/investor-relations/default.aspx, comunicándose con el Departamento de Relaciones con Inversionistas de Newmont en Daniel.Horton@newmont.com o llamando al 303-837-5484.

Participantes en la solicitud de transacción

Se puede considerar que Newmont, Newcrest y algunos de sus respectivos directores, funcionarios ejecutivos y otros funcionarios participan en cualquier solicitud de poderes de los accionistas de Newmont con respecto a la transacción pendiente entre Newmont y Newcrest. La información sobre los directores y funcionarios ejecutivos de Newmont está disponible en el Informe anual de dicha empresa en el Formulario 10-K para el año finalizado el 31 de diciembre del 2022, presentado ante la SEC el 23 de febrero del 2023, y en su delegación de poder e instrucciones de voto para su reunión anual de accionistas del 2023, presentadas ante la SEC el 10 de marzo del 2023. La información sobre los directores y funcionarios ejecutivos de Newcrest se indica en el informe anual más reciente de Newcrest, con fecha del 19 de agosto del 2022, actualizado oportunamente a través de anuncios realizados por Newcrest en la Bolsa de Valores de Australia (“ASX”). Se incluirá información adicional sobre los intereses de estos participantes en dicha solicitud de poder y una descripción de sus intereses directos e indirectos, por titularidad de valores o de otro modo, en cualquier delegación de poder e instrucciones de voto, y otros materiales pertinentes que se presentarán ante la SEC en relación con la transacción propuesta, si están disponibles y cuando lo estén.

Declaración de precauciones con respecto a declaraciones prospectivas

Esta comunicación contiene “declaraciones prospectivas” según el significado de la Sección 27A de la Ley de valores de 1933, según sus enmiendas, y la sección 21E de la Ley de intercambio de valores de 1934, según sus enmiendas, y se pretende que dichas declaraciones estén cubiertas por el puerto seguro creado por dichas secciones y otras leyes aplicables, así como por el significado de “información prospectiva” en virtud de las leyes de valores australianas aplicables. Cuando una declaración prospectiva expresa o implica una expectativa o creencia en cuanto a eventos o resultados futuros, dicha expectativa o creencia se expresa de buena fe y se cree que posee una base razonable. Sin embargo, dichas declaraciones están sujetas a riesgos, incertidumbres y otros factores, que podrían causar que los resultados reales difieran sustancialmente de los resultados futuros expresados, proyectados o implícitos en las declaraciones prospectivas. Las declaraciones prospectivas abordan nuestro rendimiento comercial y financiero futuro previsto, y, a menudo, contienen palabras como “prever”, “pretender”, “planificar”, “hará”, “haría”, “calcular”, “esperar”, “creer”, “objetivo”, “indicativo”, “pendiente”, “preliminar”, “propuesto” o “potencial”. Las declaraciones prospectivas pueden incluir, entre otras, declaraciones relacionadas con (i) la transacción pendiente para adquirir el capital social de Newcrest, los términos, plazos y cierre previstos de la transacción pendiente, lo que incluye la recepción de las aprobaciones necesarias y el cumplimiento de las condiciones de cierre acostumbradas; (ii) cálculos de la producción futura; (iii) expectativas sobre las inversiones o desinversiones futuras; (iv) la inclusión prevista de acciones comunes en la Bolsa de Valores de Nueva York, la Bolsa de Valores de Toronto y la ASX; y (v) expectativas sobre la integración de Newcrest. Los cálculos o las expectativas de eventos o resultados futuros se basan en ciertos supuestos, que pueden demostrar ser incorrectos. Algunos de estos supuestos son, entre otros: (i) que no haya cambios considerables en las actuales condiciones geotécnicas, metalúrgicas o hidrológicas, ni en otros tipos de condiciones físicas; (ii) que los permisos, el desarrollo, las operaciones y la expansión de las operaciones y los proyectos de Newmont y Newcrest sean coherentes con las expectativas y los planes de minería actuales; (iii) que los eventos políticos en cualquier jurisdicción en la que Newmont y Newcrest operen sean coherente con sus expectativas actuales; (iv) ciertos supuestos sobre el tipo de cambio del dólar australiano respecto del dólar estadounidense, así como que los demás tipos de cambio sean aproximadamente coherentes con los niveles actuales; (v) ciertos supuestos del precio del oro, el cobre, la plata, el plomo y el petróleo; (vi) la exactitud de la reserva mineral actual, del recurso mineral y de los cálculos de material mineralizado; y (vii) otros supuestos de planificación. Los riesgos relacionados con las declaraciones prospectivas respecto del negocio de la empresa y el rendimiento futuro pueden incluir, entre otros, la volatilidad del precio del oro y otros metales, las fluctuaciones de divisas, los riesgos operativos, el aumento de los costos de producción y las variaciones en la ley del mineral o las tasas de recuperación respecto de las supuestas en los planes de minería, el riesgo político, las relaciones con la comunidad, la reglamentación gubernamental respeto de la resolución de conflictos, los resultados judiciales y otros riesgos. Además, los riesgos sustanciales que podrían hacer que los resultados reales difieran de las declaraciones prospectivas incluyen los siguientes: la incertidumbre inherente asociada con las proyecciones financieras o de otros tipos; la integración rápida y eficaz de los negocios de Newmont y Newcrest y la capacidad de lograr las sinergias y la creación de valor previstas contempladas por la transacción pendiente; el riesgo asociado con la capacidad de Newmont y Newcrest de obtener la aprobación de la transacción pendiente por parte de sus accionistas, y que se requiere para llevar a cabo la transacción pendiente, y el momento del cierre de la transacción pendiente, incluidos el riesgo de que las condiciones de la transacción pendiente no se cumplan de manera oportuna, o en absoluto, y de que la transacción pendiente no se cierre por cualquier otro motivo; el riesgo de que no se obtenga un consentimiento o una autorización que pueda requerirse para la transacción pendiente, o de que se obtenga sujeto a condiciones imprevistas; el resultado de cualquier procedimiento legal que pueda instituirse en contra de las partes y otras personas relacionadas con la Escritura de implementación de proyecto; dificultades o gastos imprevistos relacionados con la transacción pendiente, la respuesta de los socios comerciales y la retención de la transacción como resultado del anuncio y la litispendencia; riesgos relacionados con el valor de la consideración del proyecto que se emitirá en relación con la transacción pendiente; el tamaño previsto de los mercados y la continuación de la demanda de los recursos de Newmont y Newcrest, y el impacto de las respuestas competitivas ante el anuncio de la transacción; y la desviación del tiempo de administración sobre los temas pendientes relacionados con la transacción. Para obtener un análisis más detallado de tales riesgos y otros factores, consulte el Informe anual de Newmont en el Formulario 10-K para el año finalizado el 31 de diciembre del 2022 presentado ante la SEC, así como las otras presentaciones de la empresa ante la SEC, disponibles en el sitio web de la SEC o en http://www.newmont.com, y el informe anual más reciente de Newcrest para el año fiscal finalizado el 30 de junio del 2022, así como las otras presentaciones de Newcrest ante las autoridades reguladoras de valores australianas y disponibles en la ASX (www.asx.com.au) o en www.newcrest.com. Newmont no afirma ni adopta ninguna declaración ni informe atribuidos a Newcrest (incluida la declaración de recursos y reserva de mineral previa) en esta comunicación ni realizada por Newcrest fuera de esta comunicación. Newcrest no afirma ni adopta ninguna declaración ni informe atribuidos a Newmont (incluida la declaración de recursos y reserva de mineral previa) en esta comunicación ni realizada por Newmont fuera de esta comunicación. Ni Newmont ni Newcrest asumen ninguna obligación de presentar públicamente modificaciones a ninguna “declaración prospectiva”, incluidas, entre otras, panoramas, para reflejar eventos o circunstancias después de la fecha de esta comunicación, o con el fin de reflejar la ocurrencia de eventos imprevistos, excepto según lo exijan las leyes de valores aplicables. Los inversionistas no deben interpretar una falta de actualización de una “declaración prospectiva” emitida anteriormente como una reafirmación de esa declaración. Los inversionistas asumen el riesgo de mantener su confianza en las “declaraciones prospectivas”.

[Dutch]

Oprichting van het Integration Management Office

Terwijl we toewerken naar onze mogelijke overname van Newcrest, wil ik graag een update geven over de integratieplanning. Kort samengevat: Newmont heeft een definitieve overeenkomst gesloten om Newcrest over te nemen. Na voltooiing beschikt het gecombineerde bedrijf over een toonaangevende portefeuille van activa van wereldklasse en zal het de industrie blijven leiden op het gebied van veilige, winstgevende en verantwoorde goud- en kopermijnbouw.

De integratie is gericht op de activiteiten die nodig zijn om de organisatie veilig op te zetten voor blijvend succes. De planning verloopt in twee fasen: de belangrijkste activiteiten om ervoor te zorgen dat we voorbereid zijn op "dag 1" van het geïntegreerde bedrijf, en de werkzaamheden met prioriteit gedurende de eerste drie maanden nadat de transactie is afgerond.

Het opbouwen van een sterke cultuur die is gebaseerd op de waarden van Newmont zal ook een belangrijk aandachtspunt zijn tijdens de integratie. In lijn met onze waarden hanteren we een mensgerichte benadering om ervoor te zorgen dat het personeel van beide bedrijven duidelijkheid en ondersteuning krijgt om veilig te werken.

We hebben een klein functieoverschrijdend team samengesteld om integratieactiviteiten te coördineren en een externe partner aangesteld om het werk te ondersteunen. We hebben tevens de benadering van de integratie van Goldcorp vier jaar geleden opnieuw bekeken en we passen de lessen toe om een veilige en soepele overgang te garanderen.

Ik ben verheugd om de structuur op hoog niveau en de teamleden voor de integratiewerkzaamheden met u te delen.

Het Integration Management Office (IMO) zal het programma opstellen en toezicht houden op de belangrijkste activiteiten en resultaten. Er zijn vier werkstromen vastgesteld die essentieel zijn voor een veilig integratieproces:

●	Mensen: de beoordeling, werving en het behoud van talent mogelijk maken.
●	Cultuur- en veranderingsbeheer: toezicht houden op en coördineren van activiteiten op het gebied van veranderingsbeheer in beide bedrijven.
●	Locatiestrategie: de optimale locaties voor hubs vaststellen en in kaart brengen om activiteiten en projecten te ondersteunen.
●	Synergieën: synergietoezeggingen afstemmen, volgen en leveren.

Het Transformatiekantoor, dat het werk van Organisatieontwerp en commercie coördineert dat gericht is op onze totale ondersteunende kostenuitdaging van $50, zal ook nauw samenwerken met het IMO.

We hebben werkstroomleidinggevenden geselecteerd die eind juni overgaan naar het integratieteam en zich de komende maanden op dit werk zullen richten. Laten we de leidinggevenden feliciteren en hun onze ondersteuning bieden.

De functieoverschrijdende werkstromen zullen ook worden aangevuld met teams die zich richten op individuele disciplines, zoals financiën, informatietechnologie en juridische zaken. In de komende weken zal ik meer informatie geven over de functionele werkstromen en teamleden.

Ter herinnering: de overeenkomst met Newcrest is onderworpen aan goedkeuring door de aandeelhouders en de toezichthoudende instanties van Newcrest, en in afwachting daarvan moeten we als twee afzonderlijke bedrijven blijven fungeren. Neem niet rechtstreeks contact op met werknemers van Newcrest zonder dit eerst te bespreken met en om goedkeuring te vragen bij het IMO.

Ons belangrijkste aandachtspunt voor de komende maanden is de succesvolle integratie van de twee bedrijven, waarbij we de verstoring tot een minimum beperken en ervoor zorgen dat we de mensen tijdens deze overgang ondersteunen en voor hen zorgen.

Blijf veilig en gezond

Dean

Aanvullende informatie over de transactie en waar deze te vinden is

Dit bericht is geen aanbod tot aankoop of ruil, noch een verzoek om een aanbod om effecten van Newmont of Newcrest te verkopen, noch een verzoek om een stem of goedkeuring in enig rechtsgebied, noch zal er een dergelijke uitgifte of overdracht plaatsvinden van effecten van Newmont of Newcrest in enig rechtsgebied dat in strijd is met de toepasselijke wetgeving. Dit bericht wordt gedaan met betrekking tot de transactie waarbij Newmont en Newcrest betrokken zijn, krachtens de voorwaarden van een akte van uitvoering van de regeling gedateerd op 15 mei 2023 (de "Uitvoeringsakte van de regeling") door en onder Newmont, Newmont Overseas Holdings Pty Ltd, een Australisch eigendomsbedrijf dat beperkt is door aandelen, een indirecte volle dochteronderneming van Newmont en Newcrest, en kan worden beschouwd als een verzoek om materiaal met betrekking tot de transactie. Ter bevordering van de lopende transactie en afhankelijk van toekomstige ontwikkelingen kan Newmont een of meer volmachtverklaringen of andere documenten indienen bij de Securities and Exchange Commission ("SEC"). Deze mededeling is geen vervanging voor een volmachtverklaring, de regelingsbrochure of een ander document dat Newmont of Newcrest kan indienen bij de SEC- en Australische toezichthouders in verband met de voorgestelde transactie. BELEGGERS EN EFFECTENHOUDERS VAN NEWMONT EN NEWCREST WORDEN VERZOCHT DE VOLMACHTVERKLARING(EN), REGELINGSBROCHURE EN ANDERE DOCUMENTEN DIE BIJ DE SEC ZIJN INGEDIEND, INDIEN EN WANNEER ZE BESCHIKBAAR KOMEN, ZORGVULDIG EN IN HUN GEHEEL TE LEZEN, ALVORENS EEN STEM UIT TE BRENGEN OF EEN BELEGGINGSBESLISSING TE NEMEN MET BETREKKING TOT DE TRANSACTIE AANGEZIEN ZE BELANGRIJKE INFORMATIE ZULLEN BEVATTEN OVER DE LOPENDE TRANSACTIE EN DE PARTIJEN BIJ DE TRANSACTIE. De definitieve volmachtverklaring zal worden gemaild naar de aandeelhouders van Newmont. Beleggers en effectenhouders kunnen een gratis exemplaar verkrijgen van de volmachtverklaringen, de dossiers bij de SEC die door verwijzing zullen worden opgenomen in de volmachtverklaring, de Regelingsbrochure en andere documenten met belangrijke informatie over de transactie en de partijen bij de transactie, ingediend door Newmont bij de SEC op de website van de SEC op www.sec.gov. De openbaarmakingsdocumenten en andere documenten die door Newmont bij de SEC zijn ingediend, kunnen ook worden verkregen op http://www.newmont.com/investor-relations/default.aspx of door contact op te nemen met de afdeling Investor Relations van Newmont op Daniel.Horton@newmont.com of door te bellen naar 303-837-5484.

Deelnemers aan het transactieverzoek

Newmont, Newcrest en bepaalde van hun respectieve bestuurders en uitvoerende functionarissen en andere werknemers kunnen worden beschouwd als deelnemers aan een verzoek van volmachthouders van aandeelhouders van Newmont met betrekking tot de lopende transactie tussen Newmont en Newcrest. Informatie over de bestuurders en uitvoerende functionarissen van Newmont is beschikbaar in het Jaarverslag op Formulier 10-K voor het jaar dat afliep op 31 december 2022 en is ingediend bij de SEC op 23 februari 2023 en zijn volmachtverklaring voor de Jaarlijkse Vergadering van Aandeelhouders 2023, die op 10 maart 2023 bij de SEC werd ingediend. Informatie over de bestuurders en uitvoerende functionarissen van Newcrest is opgenomen in het laatste jaarverslag van 19 augustus 2022 van Newcrest, zoals van tijd tot tijd bijgewerkt via aankondigingen door Newcrest op de Australian Securities Exchange ("ASX"). Aanvullende informatie over de belangen van deze deelnemers in een dergelijk volmachtverzoek en een beschrijving van hun directe en indirecte belangen, door effectenparticipaties of anderszins, zal worden opgenomen in een volmachtverklaring en andere relevante materialen die bij de SEC moeten worden ingediend in verband met de lopende transactie indien en wanneer deze beschikbaar komen.

Waarschuwing met betrekking tot toekomstgerichte verklaringen

Deze mededeling bevat "toekomstgerichte verklaringen" in de zin van Sectie 27A van de gewijzigde Securities Act van 1933 en Sectie 21E van de gewijzigde Securities Exchange Act van 1934, die bedoeld zijn om te worden gedekt door de veilige haven die door deze secties en andere toepasselijke wetten wordt gecreëerd en "toekomstgerichte informatie" in de zin van de toepasselijke Australische effectenwetten. Wanneer in een toekomstgerichte verklaring een verwachting of een overtuiging, omtrent toekomstige gebeurtenissen of resultaten wordt uitgedrukt of gesuggereerd, wordt die verwachting of overtuiging te goeder trouw uitgesproken en wordt aangenomen dat daar een redelijke basis voor is. Dergelijke verklaringen zijn echter onderhevig aan risico's, onzekerheden en andere factoren, die ertoe kunnen leiden dat de werkelijke resultaten wezenlijk verschillen van de toekomstige resultaten die worden uitgedrukt, geprojecteerd of geïmpliceerd door de toekomstgerichte verklaringen. Toekomstgerichte verklaringen zijn vaak gericht op onze verwachte toekomstige resultaten, financiële prestaties en financiële conditie en bevatten vaak woorden als "anticiperen", "voornemens", "plan", "zal", "zou", "schatting", "verwachten", "geloven", "doel", "indicatief", "lopend", "voorlopig", "voorgesteld" of "potentieel". Toekomstgerichte verklaringen kunnen, zonder beperking, verklaringen omvatten met betrekking tot (i) de lopende transactie om het maatschappelijk kapitaal van Newcrest te verwerven, de verwachte voorwaarden, het tijdstip en de afsluiting van de lopende transactie, inclusief de ontvangst van de vereiste goedkeuringen en de voldoening aan andere gebruikelijke afsluitingsvoorwaarden; (ii) schattingen van toekomstige productie; (iii) verwachtingen met betrekking tot toekomstige beleggingen of afstotingen; (iv) verwachte notering van gewone aandelen op de New York Stock Exchange, de Toronto Stock Exchange en de ASX; en (v) verwachtingen van de integratie van Newcrest. Schattingen of verwachtingen van toekomstige gebeurtenissen of resultaten zijn gebaseerd op bepaalde veronderstellingen, die mogelijk onjuist kunnen zijn. Deze veronderstellingen omvatten, maar zijn niet beperkt tot, het volgende: (i) dat er geen significante wijziging is in de huidige geotechnische, metallurgische, hydrologische en andere fysieke omstandigheden; (ii) dat de goedkeuring, ontwikkeling, activiteiten en uitbreiding van de activiteiten en projecten van Newmont en Newcrest in overeenstemming zijn met de huidige verwachtingen en mijnbouwplannen; (iii) dat politieke ontwikkelingen in enig rechtsgebied waarin Newmont en Newcrest actief zijn in overeenstemming zijn met haar huidige verwachtingen; (iv) bepaalde veronderstellingen over de wisselkoers van de Australische dollar ten opzichte van de Amerikaanse dollar, evenals dat andere wisselkoersen ongeveer overeenkomen met de huidige niveaus; (v) bepaalde prijsaannames voor goud, koper, zilver, lood en olie; (vi) de nauwkeurigheid van de huidige schattingen van minerale reserves, minerale hulpbronnen en gemineraliseerd materiaal; en (vii) andere planningsaannames. Risico's in verband met toekomstgerichte verklaringen met betrekking tot de zakelijke en toekomstige prestaties van het Bedrijf kunnen zijn, maar zijn niet beperkt tot, de prijsvolatiliteit van goud en andere metalen, valutaschommelingen, operationele risico's, hogere productiekosten en verschillen in ertskwaliteit of herstelpercentages uit mijnbouwplannen, politiek risico, gemeenschapsrelaties, conflictoplossende overheidsregulering en rechterlijke uitkomsten en andere risico's. Daarnaast zijn belangrijke risico's die ertoe kunnen leiden dat de werkelijke resultaten afwijken van toekomstgerichte verklaringen, onder andere: de inherente onzekerheid in verband met financiële of andere prognoses; de snelle en effectieve integratie van de activiteiten van Newmont en Newcrest en het vermogen om de verwachte synergieën en waardecreatie te bereiken die worden verwacht door de lopende transactie; het risico dat verbonden is aan het vermogen van Newmont en Newcrest om de goedkeuring van de in behandeling zijnde transactie te verkrijgen door hun aandeelhouders om de transactie te kunnen afronden en het tijdstip waarop de in behandeling zijnde transactie wordt afgerond, met inbegrip van het risico dat niet tijdig of niet helemaal aan de voorwaarden voor de transactie in behandeling wordt voldaan en het niet kunnen sluiten van de transactie in behandeling om een andere reden; het risico dat een toestemming of autorisatie die mogelijk vereist is voor de lopende transactie niet wordt verkregen of wordt verkregen onder voorwaarden die niet worden verwacht; het resultaat van enige gerechtelijke procedure die kan worden ingesteld tegen de partijen en anderen die verband houden met de Uitvoeringsakte van de Regeling; onvoorziene moeilijkheden of uitgaven in verband met de lopende transactie, de reactie van zakenpartners en retentie als gevolg van de aankondiging en de afwikkeling van de transactie; risico's in verband met de waarde van de overweging van de Regeling die moeten worden uitgegeven in verband met de lopende transactie; de verwachte omvang van de markten en de aanhoudende vraag naar de middelen van Newmont en Newcrest, en de impact van concurrerende reacties op de aankondiging van de transactie; en de omleiding van de managementtijd op lopende transactiegerelateerde kwesties. Voor een meer gedetailleerde bespreking van dergelijke risico's en andere factoren, zie het Jaarverslag van Newmont op Formulier 10-K voor het jaar afgesloten op 31 december 2022, ingediend bij de SEC en de andere documenten van de SEC van het Bedrijf, beschikbaar op de website van de SEC of http://www.newmont.com of het meest recente jaarverslag van Newcrest voor het boekjaar dat afliep op 30 juni 2022, evenals de andere dossiers van Newcrest die zijn ingediend bij de Australische toezichthoudende effecteninstanties en beschikbaar zijn op ASX (www.asx.com.au) of www.newcrest.com. Newmont bevestigt of neemt geen verklaringen of rapporten over die zijn toegeschreven aan Newcrest (met inbegrip van eerdere mineraalreserve- en bronnenverklaringen) in dit bericht of die door Newcrest zijn opgesteld buiten dit bericht. Newcrest bevestigt of neemt geen verklaringen of rapporten over die zijn toegeschreven aan Newmont (met inbegrip van eerdere mineraalreserve- en bronnenverklaringen) in dit bericht of die door Newmont zijn opgesteld buiten dit bericht. Newmont en Newcrest zijn niet verplicht om publiekelijk herzieningen van een "toekomstgerichte verklaring", inclusief, maar niet beperkt tot, vooruitzichten, door te geven om gebeurtenissen of omstandigheden na de datum van deze mededeling weer te geven of om het plaatsvinden van onverwachte gebeurtenissen te weerspiegelen, behalve indien vereist krachtens de toepasselijke effectenwetten. Beleggers mogen er niet van uitgaan dat een gebrek aan updates van een eerder uitgegeven "toekomstgerichte verklaring" een herbevestiging van die verklaring vormt. Het voortdurende vertrouwen op "toekomstgerichte verklaringen" is op eigen risico van de beleggers.

[French]

Création du Bureau de gestion de l’intégration

Alors que nous travaillons à l’acquisition potentielle de Newcrest, je souhaite faire le point sur la planification de l’intégration. Pour résumer, Newmont a conclu une entente définitive pour acquérir Newcrest. Une fois l’acquisition terminée, l’entreprise combinée aura un portefeuille d’actifs de calibre mondial de premier rang et continuera à dominer l’industrie dans les mines d’or et de cuivre sécuritaires, rentables et responsables.

L’intégration se concentre sur les activités nécessaires pour assurer le succès continu de l’organisation. La planification se déroulera en deux phases : les activités clés qui nous assureront d’être prêts pour le « Jour 1 » de l’entreprise intégrée, et les travaux prioritaires pour les trois premiers mois après la finalisation de la transaction.

La mise en place d’une culture solide, fondée sur les valeurs de Newmont, sera également un élément clé de l’intégration. Conformément à nos valeurs, nous adoptons une approche centrée sur les personnes afin de garantir que la main-d’œuvre des deux entreprises dispose de la clarté et du soutien nécessaires pour travailler en toute sécurité.

Nous avons mis en place une petite équipe interfonctionnelle pour coordonner les activités d’intégration et nous ferons appel à un partenaire externe pour appuyer les démarches. Nous avons également revu l’approche adoptée pour l’intégration de Goldcorp il y a quatre ans, et nous appliquons les enseignements tirés pour assurer une transition fluide et efficace.

J’ai le plaisir de vous présenter la structure hiérarchique et les membres de l’équipe pour le travail d’intégration.

Le Bureau de gestion de l’intégration (BGI) définira la feuille de route du programme et supervisera les activités clés et les résultats attendus. Quatre axes de travail essentiels à un processus d’intégration réussi ont été identifiés :

●	Personnes : Faciliter l’évaluation, le placement et la conservation des talents.
●	Gestion de la culture et du changement : Superviser et coordonner les activités de gestion du changement au sein des deux entreprises.
●	Stratégie de localisation : Identifier et déterminer les emplacements optimaux pour les centres afin de soutenir les opérations et les projets.
●	Synergies : Rapprocher, suivre et respecter les engagements en matière de synergie.

Le Bureau de la transformation, qui coordonne les travaux des équipes Conception organisationnelle et Commercial axés sur le défi des coûts de maintien tout inclus de 50 $, travaillera également en étroite collaboration avec le BGI.

Nous avons sélectionné des leaders pour les axes de travail, qui rejoindront l’équipe d’intégration à la fin du mois de juin et se consacreront à ce travail au cours des mois à venir. Je vous invite à vous joindre à moi pour féliciter les leaders et leur apporter votre soutien.

Les axes de travail interfonctionnels seront également complétés par des équipes axées sur des disciplines particulières, telles que les finances, les technologies de l’information et les affaires juridiques. Au cours des prochaines semaines, je vous fournirai plus de détails sur les axes de travail fonctionnels et les membres de l’équipe.

À titre de rappel, l’entente avec Newcrest est soumise à l’approbation des actionnaires de Newmont et de Newcrest, ainsi qu’à l’approbation des autorités réglementaires, et jusqu’à ce moment-là, nous devons continuer à fonctionner comme deux sociétés distinctes. Veuillez ne pas contacter directement les employés de Newcrest sans en avoir d’abord discuté avec le BGI et lui avoir demandé son accord.

Réussir l’intégration des deux entreprises en minimisant les perturbations et en veillant à soutenir et à prendre soin des employés pendant cette transition est notre principal objectif pour les mois à venir.

Restez en sécurité et en bonne santé.

Dean

Renseignements supplémentaires sur l’opération et où les trouver

Ce communiqué n’est pas une offre d’achat ou d’échange, ni la sollicitation d’une offre de vente de titres de Newmont ou de Newcrest, ni la sollicitation d’un vote ou d’une approbation dans un territoire. Il n’y aura ni délivrance ni transfert contrevenant aux lois applicables de titres de Newmont ou de Newcrest dans tout territoire. Le présent communiqué est fait à l’égard de l’opération impliquant Newmont et Newcrest conformément aux modalités d’un acte de mise en œuvre du programme daté du 15 mai 2023 (l’« acte de mise en œuvre du programme ») par Newmont, Newmont Overseas Holdings Pty Ltd, une société propriétaire australienne limitée par des actions, une filiale en propriété exclusive indirecte de Newmont et Newcrest, et peut être réputée solliciter du matériel relatif à l’opération. Dans le cadre de cette opération en cours et sous réserve des évolutions futures, Newmont déposera une ou plusieurs circulaires de procuration ou d’autres documents auprès de la Securities Exchange Commission (« SEC »). Le présent communiqué ne remplace en aucun cas une circulaire de procuration, l’accommodement ou tout autre document que Newmont ou Newcrest pourrait déposer auprès de la SEC et des autorités réglementaires australiennes dans le cadre de l’opération en cours. LES INVESTISSEURS ET LES DÉTENTEURS DE TITRES DE NEWMONT ET DE NEWCREST SONT INVITÉS À LIRE ATTENTIVEMENT ET DANS LEUR INTÉGRALITÉ LA (LES) CIRCULAIRE(S) DE PROCURATION, L’ACCOMMODEMENT ET LES AUTRES DOCUMENTS DÉPOSÉS AUPRÈS DE LA SEC SI ET QUAND ILS SERONT OFFERTS, AVANT DE VOTER OU DE PRENDRE UNE DÉCISION D’INVESTISSEMENT EN CE QUI A TRAIT À L’OPÉRATION, CAR ILS CONTIENDRONT DES INFORMATIONS IMPORTANTES SUR L’OPÉRATION EN COURS ET LES PARTIES À L’OPÉRATION. La circulaire de procuration définitive sera envoyée aux actionnaires de Newmont par la poste. Les investisseurs et les détenteurs de titres peuvent obtenir gratuitement un exemplaire des circulaires de procuration et des documents déposés auprès de la SEC, qui seront incorporés par renvoi dans la circulaire de procuration, l’accommodement et d’autres documents contenant des renseignements importants sur l’opération et les parties à l’opération, déposés par Newmont auprès de la SEC sur le site Web de la SEC à l’adresse www.sec.gov. Les documents de divulgation et autres documents déposés auprès de la SEC par Newmont peuvent également être obtenus sur http://www.newmont.com/investor-relations/default.aspx ou en communiquant avec le service des relations avec les investisseurs de Newmont à l’adresse Daniel.Horton@newmont.com ou en composant le 1-303-837-5484.

Participants au processus de sollicitation de l’opération

Newmont, Newcrest et certains de leurs administrateurs et cadres dirigeants et autres employés respectifs peuvent être considérés comme des participants à toute sollicitation de procuration auprès des actionnaires de Newcrest en ce qui concerne l’opération en cours entre Newmont et Newcrest. Les informations concernant les administrateurs et dirigeants de Newmont sont accessibles dans son rapport annuel sur le formulaire 10-K pour l’exercice terminé 31 décembre 2022 déposé auprès de la SEC le 23 février 2023 et dans sa circulaire de procuration pour sa réunion annuelle des actionnaires de 2023, qui a été déposée auprès de la SEC le 10 mars 2023. Les informations concernant les administrateurs et dirigeants de Newcrest sont accessibles dans le dernier rapport annuel de Newcrest daté du 19 août 2022, mis à jour de temps à autre par l’intermédiaire d’annonces faites par Newcrest sur la Bourse australienne des valeurs mobilières (« ASX »). Des informations supplémentaires concernant d’une part les intérêts de ces participants dans cette sollicitation de procuration et d’autre part une description de leurs intérêts directs et indirects, que ce soit par la détention de titres ou autrement, seront contenues dans toute circulaire de procuration et autres documents pertinents qui seront déposés auprès de la SEC dans le cadre de l’opération en cours, si et quand ils deviendront offerts.

Mise en garde concernant les déclarations prévisionnelles

Le présent communiqué contient des « déclarations prévisionnelles » en vertu de l’article 27A de la Securities Act of 1933, comme amendée, et l’article 21E de la Securities Exchange Act of 1934, comme amendée, lesquelles sont protégées par lesdits articles et d’autres lois pertinentes, ainsi que des « renseignements prévisionnels » en vertu des lois australiennes pertinentes en matière de valeurs mobilières. Si une déclaration prévisionnelle exprime ou sous-entend une attente ou une croyance relative à des événements ou résultats futurs, ladite attente ou croyance est exprimée de bonne foi et jugée fondamentalement raisonnable. Lesdites déclarations sont toutefois soumises à des risques, incertitudes et autres facteurs pouvant provoquer de grands écarts entre les résultats réels et les résultats futurs exprimés, projetés ou sous-entendus dans les déclarations prévisionnelles. Les déclarations prévisionnelles portent souvent sur notre rendement commercial et financier futur, ainsi que sur notre état financier, et peuvent contenir des termes comme « anticiper », « prévoir », « planifier », « seront », « seraient », « estimer », « s’attendre à », « escompter », « croire », « cibler », « indicateur », « en cours » « préliminaire », « envisagé » ou « potentiel ». Les déclarations provisionnelles peuvent comprendre, sans s’y limiter, des déclarations relatives (i) à l’opération en cours en vue de l’acquisition du capital-actions de Newcrest, les modalités prévues, le calendrier et la clôture de l’opération en cours, y compris la réception des approbations requises et la satisfaction d’autres conditions de clôture habituelles; (ii) des estimations de la production future; (iii) les attentes concernant les investissements ou les dessaisissements futurs; (iv) l’inscription attendue des actions ordinaires à la Bourse de New York, à la Bourse de Toronto et à l’ASX; et (V) les attentes liées à l’intégration de Newcrest. Les estimations ou attentes relatives à des événements ou résultats futurs se fondent sur des hypothèses données, lesquelles peuvent s’avérer incorrectes. Ces hypothèses comprennent, sans s’y limiter : (i) l’absence de modifications importantes des conditions géotechniques, métallurgiques, hydrologiques et physiques et autres actuelles; (ii) l’autorisation, le développement, l’exploitation et l’expansion des activités et projets de Newmont et de Newcrest dans le respect des attentes actuelles et des plans miniers; (iii) des développements politiques conformes aux attentes actuelles dans tout territoire où Newmont et Goldcorp opèrent; (iv) certaines hypothèses relatives au taux de change du dollar australien par rapport au dollar américain, ainsi qu’au maintien approximatif d’autres taux de change aux taux actuellement en cours; (v) des hypothèses relatives au prix de l’or, du cuivre, de l’argent, du plomb et du pétrole; (vi) l’exactitude des estimations des réserves minérales, des ressources minérales et des matériaux minéralisés; et (vii) d’autres hypothèses de planification. Les risques associés aux déclarations prévisionnelles relatives aux rendements commercial et futur de la société peuvent inclure, sans s’y limiter, la volatilité des prix de l’or et d’autres métaux, la fluctuation des devises, les risques opérationnels, la hausse des coûts de production et les écarts de qualité du minerai et des taux de récupération par rapport à ceux prévus dans les plans miniers, les risques politiques, les relations avec les communautés, les lois gouvernementales sur la résolution des conflits et les résultats judiciaires, en plus d’autres risques. En outre, les risques suivants sont des risques importants pouvant provoquer des écarts entre les résultats réels et les déclarations prévisionnelles : l’incertitude intrinsèque associée aux projections financières et autres; l’intégration rapide et efficace des activités de Newmont et de Newcrest et la capacité de réaliser les synergies anticipées et la création de valeur envisagées dans l’opération en cours; le risque associé à la capacité de Newmont et de Newcrest de faire approuver l’opération en cours par leurs actionnaires, laquelle approbation est requise pour conclure ladite opération en cours, y compris le risque que ses conditions ne soient pas respectées à temps ou du tout, et l’échec de la clôture de l’opération en cours pour toute autre raison; le risque qu’un consentement ou qu’une autorisation soit requis et non obtenu pour l’opération en cours, ou encore obtenu sous réserve de conditions imprévues; le résultat de toute action en justice pouvant être intentée contre les parties et d’autres entités associées à l’acte; des difficultés ou des dépenses imprévues relatives à l’opération en cours, la réponse de partenaires commerciaux et la rétention suivant l’annonce et à la mise en attente de l’opération; les risques associés à la valeur de la contrepartie du programme qui sera émise en rapport avec l’opération en cours; la taille anticipée des marchés et la demande continue pour les ressources de Newmont et de Newcrest, et les répercussions des réactions de la concurrence à l’annonce de l’opération; et le détournement des activités de la direction pour faire face aux problèmes associés à l’opération. Pour des renseignements plus détaillés sur lesdits risques et autres facteurs, consultez le rapport annuel de Newmont sur le formulaire 10-K pour l’exercice financier terminé le 31 décembre 2022 déposé auprès de la SEC, ainsi que les autres déclarations de la société auprès de la SEC accessibles sur le site Web de cette dernière ou à l’adresse http://www.newmont.com, le rapport annuel le plus récent de Newcrest pour l’exercice financier terminé le 30 juin 2022 ainsi que les autres déclarations de Newcrest déposées auprès des organismes australiens de réglementation des valeurs mobilières accessibles auprès d’ASX (www.asx.com.au) ou au site Web www.newcrest.com. Newmont ne fait aucune affirmation ni n’adopte aucune déclaration ou aucun rapport attribué à Newcrest (dont des déclarations précédentes sur les réserves et ressources minérales) dans le présent communiqué ou fait par Newcrest hors celui-ci. Newcrest ne fait aucune affirmation ni n’adopte aucune déclaration ou aucun rapport attribué à Newmont (dont des déclarations précédentes sur les réserves et ressources minérales) dans le présent communiqué ou fait par Newmont hors celui-ci. Newmont et Newcrest n’acceptent aucune obligation de communiquer publiquement les révisions apportées à toute « déclaration prévisionnelle », y compris, sans s’y limiter, des perspectives, afin de refléter des événements ou circonstances observés après la date du présent communiqué ou l’apparition d’événements non anticipés, sauf si des lois sur les valeurs mobilières en vigueur l’exigent. Les investisseurs ne doivent pas présumer que l’absence de mise à jour d’une « déclaration prévisionnelle » précédemment publiée constitue la réaffirmation de ladite déclaration. Les investisseurs se fient aux « déclarations prévisionnelles » à leur propre risque.

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